SECURITIES AND EXCHANGE
            COMMISSION

            Washington, D.C.   20549


            FORM 8-K

            CURRENT REPORT

            Pursuant to Section 13 or
            15(d) of the Securities
            Exchange Act of 1934

            Date of Report
            August 13,1997

            PB&T MASTER CREDIT CARD TRUST
            II SERIES A (Exact name of
            registrant as specified in
            Department of the Treasury,
            Internal Revenue Service Form
            SS-4)

            THE PRUDENTIAL BANK AND TRUST
            COMPANY (Servicer of the
            Trust) (Exact name as
            specified in Servicer's
            charter)

            Georgia (State or other
            jurisdiction of incorporation
            of Master Servicer) 33-47311
            (Commission File Number of
            Registrant)

            58-0513395 (IRS Employer
            Identification Number
            of	Registrant)

            One Ravinia Drive,  Suite
            1000,  Atlanta, Georgia 30346
            (Address of principal
            executive offices of (Zip
            Code) Master Servicer)

            Servicer's telephone number,
            including area code
            770-604-7033

            Item 5.	Other Events.

            On July 31, 1997, PB&T Master
            Credit Card Trust II sold
            substantially all of its
            assets, consisting primarily
            of credit card receivables to
            The Prudential Bank and Trust
            Company, One Ravinia Drive,
            Suite 1000, Atlanta, GA 30346
            ("PB&T").  In connection
            therewith, the PB&T Master
            Credit Card Trust II Series
            1994-A Variable Rate Asset
            Backed Certificates (the
            "Series 1994-A Certificates")
            were defeased (the
            "Defeasance") whereby in
            partial consideration for such
            credit card receivables
            certain assets (the
            "Defeasance Assets")
            consisting primarily of a
            Certificate of Deposit issued
            by Bayerische Landesbank
            Girozentrale, New York Branch
            having an aggregate principal
            balance of $450,000,000.  A
            copy of the Certificate of
            Deposit is filed as an exhibit
            hereto.  The Defeasance was
            effected pursuant to an
            Amendment dated July 31, 1997
            (the "Amendment") to the
            Pooling and Servicing
            Agreement dated August 1, 1994
            and the Series Supplement
            1994-A dated August 10, 1994
            (collectively, the
            "Agreement"), each between
            PB&T, as seller and servicer,
            and Bankers Trust Company, as
            trustee (the "Trustee").  A
            copy of the Amendment is filed
            as an exhibit hereto.
            Pursuant to the Amendment, the
            Trustee will hold the
            Defeasance Assets in trust for
            the benefit of the Series
            1994-A Certificateholders
            under the Agreement and will
            make distributions to such
            Certificateholders in
            accordance with the terms of
            the Agreement.  In addition,
            the Series 1994-A Investor
            Certificates and the
            Exchangeable Seller
            Certificate were surrendered
            to the Trustee for
            cancellation in exchange for
            the remainder of the credit
            card receivables.  All credit
            enhancement associated with
            the Series 1994-A was also
            canceled.

            A majority of the
            Certificateholders consented
            to the amendment of July 31,
            1997 in response to the
            Solicitation Statement dated
            April 1, 1997 requesting
            Certficateholder approval.

            The rating agencies, Standard
            & Poor's and Moody's,
            confirmed the current
            AAA-rating of Series 1994-A,
            thereby accepting the use of
            the certificate of deposit to
            defease the Series 1994-A
            credit card securitization.

            Item 7(c).	Exhibits

            Exhibit No.

            10	Amendment dated  as of
            July 31, 1997 to the Pooling
            and Servicing Agreement dated
            as of August 1, 1994 and the
            Series 1994-A Supplement dated
            as of August 10, 1994, each
            between Prudential Bank and
            Trust Company, as seller and
            servicer, and Bankers Trust
            Company, as trustee.

            20	$450,000,000 Certificate
            of Deposit with Bayerische
            Landesbank Girozentrale, New
            York Branch

            SIGNATURES

            Pursuant to the requirements
            of the Securities Exchange Act
            of 1934, the registrant has
            caused this report to be
            signed on its behalf by the
            undersigned hereunto duly
            authorized.

            Date:	August 13, 1997

            PB&T MASTER CREDIT CARD TRUST
            II SERIES A By: THE PRUDENTIAL
            BANK AND TRUST COMPANY, as
            Servicer


            by: Name:   Joel L. Rosenberg
            Title:	   Senior Vice
            President


            INDEX TO EXHIBITS

            Exhibit
            No.		Description	Page

            10	Amendment dated
            as of   1 July 31,
            1997 to the Pooling and
            Servicing Agreement dated as
            of August 1, 1994 and the
            Series 1994-A Supplement dated
            as of August 10, 1994, each
            between Prudential Bank and
            Trust Company, as seller and
            servicer, and Bankers Trust
            Company, as trustee.

            20		$450,000,000
            Certificate of	Page 1
            of 3 Deposit with Bayerische
            Landesbank Girozentrale, New
            York Branch.